Commitment and Contingencies	3 Months Ended
Mar. 31, 2026
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies:
Lease obligations
The Company enters into operating leases for its office space tenancies. As of March 31, 2026 and December 31, 2025, the future minimum lease payments under non-cancellable operating leases over the remaining lease term and the present value of the lease obligations are approximately $8,612 and $7,860, respectively.
Litigation
From time to time, the Company may become a party to various legal proceedings in the ordinary course of business. Management believes that there are currently no claims or actions pending against the Company, the ultimate disposition of which could have a material adverse effect on the Company’s results of operations, financial condition, or cash flows, including third party infringement claims, labor and employment claims and threatened claims, tax and other matters.
In the normal course of business, the Company may agree to indemnify third parties with whom it enters into contractual relationships, including customers, lessors, and parties to other transactions with the Company, with respect to certain matters. Pursuant to these arrangements, the Company indemnifies, holds harmless and agrees to reimburse the indemnified parties for certain losses suffered or incurred by the indemnified party. It is not possible to reasonably estimate the overall maximum amount of these indemnification obligations. Historically, the Company has not been required to make payments under these obligations and, therefore, no liabilities have been recorded for these obligations in the Company’s consolidated balance sheets.
As of March 31, 2026 and December 31, 2025, the Company was not subject to any material litigation or material pending litigation claims.